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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                County Bank Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                                 April 18, 2003



                             [COUNTY BANK CORP LOGO]

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                    TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan on Friday, April 18, 2003 at 3:30 p.m. for the following purposes:

     1. To elect the following three (3) directors to comprise Class III of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2006: Michael H. Blazo, Thomas
          K. Butterfield, and Timothy Oesch.

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business February 28, 2003 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 27, 2003

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 27, 2003

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 18, 2003 at 3:30 p.m., at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Corporation's expense. These proxy materials, including the proxy card, were first sent to stockholders on March 27, 2003.

Stockholders of record at the close of business on February 28, 2003 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 3,000,000 shares authorized and 1,186,472 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date, is as follows:

Richard E. Calvert                                 96,000 shares of common stock
7784 E. Shore                             with sole voting and investment power.
Traverse City, Michigan 49686                                              8.09%

                             ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is ten (10). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class III of the Board of Directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election of directors. The three nominees to the Board of Directors receiving the most votes will be elected.

Nominees for election at the forthcoming Annual Meeting are Michael H. Blazo, Thomas K. Butterfield and Timothy Oesch, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2006, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class III, together with specific information about the nominees, are as follows:

                                                                   Director    County Bank Corp
                            Principal                               Since        Shares Owned
                          Occupation for                         (Including      Beneficially*      % of
Name and Age            Past Five (5) Years                      Subsidiary)      2-28-03        Outstanding
------------            -------------------                      -----------      -------        -----------
Michael H. Blazo        President                                    1987        20,012(s)          1.69
1427 Tanglewood         Kirk Construction Co.
Lapeer, MI 48446
Age: 55


Thomas K. Butterfield   Partner                                      1978        29,400(s)          2.48
1597 Peppermill Road    Taylor, Butterfield, Riseman
Lapeer, MI 48446        Clark, Howell & Churchill, P.C.
Age: 60                 Attorneys at Law

Timothy Oesch           President                                    1993        4,200(s)
1043 N. Madison St.     Nolin, Oesch, Sieting &                                    300
                                                                                ------
Lapeer, MI. 48446       Macksoud, P.C.                                           4,500               .38
Age: 51                 Certified Public Accountants

              INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                  WILL CONTINUE AFTER THE 2003 ANNUAL MEETING

Class I (Term Expires 2004)

Bruce J. Cady           Vice President County Bank Corp              2002          400(s)
1418 Tanglewood         Executive Vice President                                   100
                                                                                ------
Lapeer, MI 48446        Lapeer County Bank & Trust Co.                             500               .04
Age: 50

Curt Carter             President & CEO                              1979        8,340(s)            .70
390 Myers Road          County Bank Corp
Lapeer, MI 48446        Lapeer County Bank & Trust Co.
Age: 59

Ernest W. Lefever, DPM  Doctor of Podiatry                           1996        1,118(s)            .13
2016 Lakeview Dr.                                                                  400
                                                                                ------
Lapeer, MI 48446                                                                 1,518
Age: 56

Charles E. Schiedegger  President & Chief                            1991        6,080(s)            .98
2848 Galway Bay Drive   Operating Officer                                        5,518
                                                                                ------
Metamora, MI. 48455     Metamora Products                                       11,598
Age: 62

Class II (Term Expires 2005)
David H. Bush, O.D.     Doctor of Optometry                          1987       28,316(s)
1099 Pinetree                                                                   20,284
                                                                                ------
Lapeer, MI 48446                                                               48,600              4.10
Age: 52

Patrick A. Cronin       Agent                                        1993        1,934(s)
286 W. Coulter Road     State Farm Insurance                                       720
                                                                                ------
Lapeer, MI 48446                                                                 2,654               .22
Age: 49

James F. Harrington     President                                    1998       41,224(s)          3.47
3151 Oakwood Rd.        H & H Tool, Inc.
Oxford, MI 48370        An automotive parts
Age: 61                 manufacturer.

*The shares set forth in the table above are shares, as known to management, over which the nominee or director has sole voting and investment power unless designated as (s) shared voting and investment power.

Executive Officers and Directors, as a group, own 168,646 shares or 14.21% of the total outstanding shares of common stock of the Corporation as of February 28, 2003.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met five times during 2002.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. During 2002, no director of the Bank or the Corporation attended less than 75% of the aggregate number of regularly scheduled and special meetings of the Corporation or the Bank, including committee meetings of the various committees of the Board of Directors, on which they served. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital, business development and nominating. The audit committee consists of Messrs. Oesch, Chairman; Schiedegger, Cronin and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met five times during 2002. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, and Cronin. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met one time during 2002. The nominating committee consists of Messrs. Butterfield, Schiedegger, Blazo and Carter. The function of this committee is to review candidates for the Board of Directors of the Corporation and the Bank. The nominating committee currently does not accept recommendations from shareholders. The committee did not meet in 2002.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                            SUMMARY COMPENSATION TABLE

                                        Annual                    All
                                     Compensation                Other
Name                    Year     Salary          Bonus        Compensation
----                    ----     ------          -----        ------------
Curt Carter             2002    $189,340        $19,000       $30,002(1)
President, Chief        2001    $175,477        $16,000       $23,588(2)
  Executive Officer     2000    $164,913        $13,700       $29,501(3)

(1) Includes a $29,552 contribution to the Bank's profit sharing plan and a $450 matching employer contribution to a 401(k)plan.

(2)  Includes a $23,588 contribution to the Bank's profit sharing plan.

(3) Includes a $29,471 contribution to the Bank's profit sharing plan and a $30 matching employer contribution to a 401(k) plan.

                                        Annual                    All
                                     Compensation                Other
Name                    Year     Salary          Bonus        Compensation
----                    ----     ------          -----        ------------
Bruce Cady              2002    $125,656        $14,000         $19,811(4)
Executive Vice          2001    $117,800        $12,000         $19,389(5)
  President             2000    $112,459        $10,000         $21,210(6)

(4) Includes a $18,437 contribution to the Bank's profit sharing plan and a $1,374 matching employer contribution to a 401(k) plan.

(5) Includes a $18,090 contribution to the Bank's profit sharing plan and a $1,299 matching employer contribution to a 401(k) plan.

(6) Includes a $19,945 contribution to the Bank's profit sharing plan and a $1,265 matching employer contribution to a 401(k) plan.

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $500 per board meeting. Additionally, committee members are paid a fee of $150 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation committee (the "Committee") consists of three directors who are not employed by the Corporation or the Bank and are not eligible to participate in any of the Corporation's benefit plans. The committee submits the following report.

Overview and Philosophy

The Committee, pursuant to authority delegated by the Board of Directors of the Corporation, is responsible for determining compensation and benefit systems for officers of the Bank. The Committee determines the annual salaries and other compensation for officers based upon recommendations from the Bank's President and Chief Executive Officer, as well as information from the Bank's human resources department and independent outside consultants. With respect to the compensation of the Bank's President and Chief Executive Officer, in addition to the utilization of the Bank's human resources department and independent outside consultants, the other members of the Board of Directors may provide input and recommendations.

The Committee's determinations relating to executive compensation are intended to align the financial interests of the officers with the long-term interests of the Corporation's shareholders, and attract and retain high performing officers to lead the Corporation to greater levels of profitability.

The compensation package structured for the Bank's officers has two components. Base compensation (including salary, profit sharing, welfare benefits, and perquisites) and cash awards under a bonus plan for performance during the year.

Base Compensation

Base compensation for the Bank's officers has been established at competitive levels based upon information available to the Committee relating to compensation for corresponding positions at similarly situated financial institutions. Officer salaries are evaluated on a periodic basis utilizing information from independent outside consultants, the Corporation's human resources department, and input from the Corporation's President and Chief Executive Officer. The Committee also takes into account individual performance, experience and unique contributions or needs for certain expertise required by the Bank when determining the actual base salary for each officer.

Base Compensation of the Chief Executive Officer

The committee reviewed Mr. Carter's performance for 2002 in December of that year and awarded him a 5% merit increase effective January 1, 2003. In support of the increase the committee noted that the Corporation achieved record earnings in 2002, while continuing to maintain strong credit quality.

The committee noted the Bank's continued position as the leader in market share. The Committee noted the ongoing improvement of the Bank's facilities and positioning for future development.

Bonus Plan

All of the Bank's employees that were employed prior to September participated in a cash bonus plan. The cash bonus plan is designed to motivate the Bank's employees to achieve goals based on net earnings of the Bank. The dollar amount of the cash bonus was recommended by the President and Chief Executive Officer of the Bank in November of 2002 based on the Bank's earnings and growth. The Board of Directors ratified the cash bonus at its December 2002 meeting. The cash bonus was established at $166,845.

Chief Executive Officer's Award

Mr. Carter received a bonus of $19,000.00 for 2002. The Committee reviewed the performance of the Bank against the targeted goals. The Bank posted record earnings in 2002, significantly higher than the previous years' record earnings. In addition, the President led the Bank through a yearlong celebration of the Bank's Centennial, earning significant approval from the Bank's constituents.

THE COMPENSATION COMMITTEE

Thomas K. Butterfield, Chairman
David H. Bush
Patrick Cronin


                     COMPENSATION COMMITTEE AND TRANSACTIONS
                            WITH DIRECTORS & OFFICERS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee Chairman, Mr. Thomas K. Butterfield, is a partner in the law firm of Taylor, Butterfield, Riseman, Clark, Howell, & Churchill, P.C., which rendered legal services to the Corporation's wholly owned subsidiary, Lapeer County Bank & Trust Co. during 2002. Lapeer County Bank & Trust Co. plans to employ this firm for legal services in 2003.

Other Transactions with Officers and Directors

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2002. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 2002, loans approximating $4,198,000, which is equal to 14.3% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 2002 the Bank paid legal fees in the amount of $101,620 to the firm of Taylor, Butterfield, Riseman, Clark, Howell & Churchill, P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 2003.

Mr. Blazo is President of Kirk Construction Co. During 2002, the Bank paid $347,036 to Kirk Construction Co. as general contractor for remodeling the upper level of the Bank. In addition, the Bank paid $18,677 toward the construction of a vault at the Southgate Office. Kirk Construction Co. will serve as general contractor for the construction of the branch office in Deerfield Township and remodeling of the lower level of the Bank; both projects are scheduled for completion in 2003.

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee of County Bank Corp's Board of Directors (the "Committee") is composed of four directors and operates under a written charter adopted by the Board of Directors. The members of the Committee, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, are Timothy Oesch, Michael Blazo, Charles Schiedegger and Patrick Cronin. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

The Corporation's independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Timothy Oesch, Chairman     Michael Blazo
Charles Schiedegger         Patrick Cronin

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers and directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

Based soley on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that all Section 16(a) filing requirements applicable to officers and directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accounts. Their opinion appears in the 2002 Annual Report of the Corporation. The Corporation anticipates the selection of Plante & Moran, LLP as principal accountant for 2003. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement. Plante & Moran, LLP received fees from the Corporation in 2002 as follows: Audit fees -- $50,450.00 and All Other Fees -- $14,115.00.

                               SHAREHOLDER RETURN

Set forth below is a graph which summarizes the cumulative return experienced by the Corporation's shareholders over the past five years compared with the S&P 500 Index and the S&P Major Regional Banks index. The presentation assumes that the value of the investment in the Corporation's common stock and each index was $100 on January 1, 1998 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURNS

                                  [LINE GRAPH]

                                1997           1998            1999            2000            2001            2002
County Bank Corp.                100            151             160             173             184             206
S&P 500                          100            129             156             141             125              97
S&P major Regional Banks         100            106              91             109             109             107


            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to County Bank Corp, P.O. Box 250, Lapeer, Michigan 48446 or call (810) 664-2977. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                 OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with the judgment and recommendations of the Board of Directors. A proxy may be revoked before its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

A shareholder of the Corporation may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 without charge by submitting a written request to the following address:

Attention: Mr. Joseph Black, Treasurer
County Bank Corp
PO Box 250
Lapeer, MI
48446-0250

                             STOCKHOLDER PROPOSALS

The deadline to submit proposals for consideration at next year's Annual Meeting, is November 28, 2003. February 11, 2004 is the deadline to submit proposals for consideration at next year's Annual Meeting otherwise than for inclusion in management's proxy materials. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, P.O. Box 250, Lapeer, Michigan 48446.

Curt Carter
President and Chief
Executive Officer

                                COUNTY BANK CORP
                         PROXY FOR 2003 ANNUAL MEETING

The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or ______________ as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 29, 2003 at the Annual Meeting of Stockholders of Country Bank Corp, Lapeer, Michigan, to be held at 3:30 p.m., Friday, April 18, 2003 at the Lapeer County Club, 2789 Hunt Road, Lapeer, Michigan.

1.   To elect the following nominees to the Board of Directors:

     Class III Directors (Term expires 2006:  Michael H. Blazo
                                              Thomas K. Butterfield
                                              Timothy Oesch

         FOR ( )          WITHHOLD ( )

(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)

_______________________________________________________________________________

2. To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "WITHHOLD" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

DATED ______ NUMBER OF SHARES  _____      _____________________________________

                                          _____________________________________
                                          Signatures(s) of Stockholder(s)


                                          (All joint owners must sign. When
                                          signing as Attorney, Executor,
                                          Administrator, Trustee, or Guardian,
                                          please give full title.

                                          If more than one Trustee, ALL should
                                          sign.)


                                          PLEASE SIGN AND RETURN
                                          IMMEDIATELY IN THE ENCLOSED
                                          ENVELOPE.